SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT PRIORITY MAIL PLEASE CAST YOUR VOTE TODAY

Aberdeen Global Income Fund, Inc.

800 Scudders Mill Road

Plainsboro, NJ, 08536

IMPORTANT NOTICE

THE ANNUAL MEETING HAS BEEN ADJOURNED UNTIL APRIL 6, 2006 TO PROVIDE STOCKHOLDERS ADDITIONAL TIME TO VOTE ON CERTAIN MATTERS

Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Aberdeen Global Income Fund, Inc. has been adjourned to Thursday, April 6, 2006 to give stockholders additional time to vote on Proposal 3(B) to approve amendment of the Fund’s investment policies with respect to the credit quality of the Fund’s portfolio securities, and Proposal 6 to approve the amendment and restatement of the Fund’s charter. These proposals reflect your Board’s efforts to promote investment flexibility.

At the time of the originally scheduled Annual Meeting, an insufficient number of stockholders had voted on Proposals 3(B) and 6 to meet the minimum vote requirements necessary for approval. The vote requirements are described in the proxy statement dated January 27, 2006 that was previously sent to you. Because of those vote requirements, a failure to vote on the Proposals has the same effect as a vote against the Proposals.

Our records indicate that you have yet to cast your vote. Please take a moment and cast your vote today. By doing so, you will help eliminate the additional expenses associated with further solicitation efforts and/or meeting adjournments, which are being paid by your Fund.

Do you have any questions or need additional information? If so, please call 800-314-9816 Ext. 1200.

We strongly encourage you to participate by voting your shares. For your convenience you may utilize one of the options below to ensure that your vote is recorded at the reconvened meeting:

1. By Phone:	Dial the toll free number found on the enclosed proxy card and be sure to have it available at the time of the call.

2. By Internet:	Go to www.proxyvote.com and enter the 12 digit control number found on the enclosed proxy card.

3. By Mail:	Complete the enclosed proxy card and return it in the postage paid, business reply envelope provided.

Your Board of Directors has unanimously recommended that you vote in favor of

Proposal 3(B) and Proposal 6.

Institutional Shareholder Services, a leading provider of analyses and recommendations to institutional and corporate clients, has also recommended a vote in favor of the Proposals.

If you have any questions relating to the reconvened meeting or voting your shares, you may call us toll-free at (800) 314-9816 Ext. 1200 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. As the reconvened meeting date approaches, if you still have not voted your shares, you may receive a call encouraging you to do so in order to be represented at the meeting. Thank you for your prompt attention to this matter.

OBO

IMPORTANT PRIORITY MAIL PLEASE CAST YOUR VOTE TODAY

Aberdeen Global Income Fund, Inc.

800 Scudders Mill Road

Plainsboro, NJ, 08536

IMPORTANT NOTICE

THE ANNUAL MEETING HAS BEEN ADJOURNED UNTIL APRIL 6, 2006 TO PROVIDE STOCKHOLDERS ADDITIONAL TIME TO VOTE ON CERTAIN MATTERS

Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Aberdeen Global Income Fund, Inc. has been adjourned to Thursday, April 6, 2006 to give stockholders additional time to vote on Proposal 3(B) to approve amendment of the Fund’s investment policies with respect to the credit quality of the Fund’s portfolio securities, and Proposal 6 to approve the amendment and restatement of the Fund’s charter. These proposals reflect your Board’s efforts to promote investment flexibility.

At the time of the originally scheduled Annual Meeting, an insufficient number of stockholders had voted on Proposals 3(B) and 6 to meet the minimum vote requirements necessary for approval. The vote requirements are described in the proxy statement dated January 27, 2006 that was previously sent to you. Because of those vote requirements, a failure to vote on the Proposals has the same effect as a vote against the Proposals.

Our records indicate that you have yet to cast your vote. Please take a moment and cast your vote today. By doing so, you will help eliminate the additional expenses associated with further solicitation efforts and/or meeting adjournments, which are being paid by your Fund.

Do you have any questions or need additional information? If so, please call 800-314-9816.

We strongly encourage you to participate by voting your shares. For your convenience you may utilize one of the options below to ensure that your vote is recorded at the reconvened meeting:

1. By Phone:	Dial 800-821-2803. Representatives are available to record your voting instructions between the hours of 9:00 am and 10:00 pm Eastern Time.

2. By Internet:	Go to www.proxyvote.com and enter the 12 digit control number found on the enclosed proxy card.

3. By Mail:	Complete the enclosed proxy card and return it in the postage paid, business reply envelope provided.

Your Board of Directors has unanimously recommended that you vote in favor of

Proposal 3(B) and Proposal 6.

Institutional Shareholder Services, a leading provider of analyses and recommendations to institutional and corporate clients, has also recommended a vote in favor of the Proposals.

If you have any questions relating to the reconvened meeting or voting your shares, you may call us toll-free at (800) 314-9816 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. As the reconvened meeting date approaches, if you still have not voted your shares, you may receive a call encouraging you to do so in order to be represented at the meeting. Thank you for your prompt attention to this matter.

NOBO

IMPORTANT PRIORITY MAIL PLEASE CAST YOUR VOTE TODAY

Aberdeen Global Income Fund, Inc.

800 Scudders Mill Road

Plainsboro, NJ, 08536

IMPORTANT NOTICE

THE ANNUAL MEETING HAS BEEN ADJOURNED UNTIL APRIL 6, 2006 TO PROVIDE STOCKHOLDERS ADDITIONAL TIME TO VOTE ON CERTAIN MATTERS

Dear Stockholder:

We are writing to inform you that the Annual Meeting of Stockholders for Aberdeen Global Income Fund, Inc. has been adjourned to Thursday, April 6, 2006 to give stockholders additional time to vote on Proposal 3(B) to approve amendment of the Fund’s investment policies with respect to the credit quality of the Fund’s portfolio securities, and Proposal 6 to approve the amendment and restatement of the Fund’s charter. These proposals reflect your Board’s efforts to promote investment flexibility.

At the time of the originally scheduled Annual Meeting, an insufficient number of stockholders had voted on Proposals 3(B) and 6 to meet the minimum vote requirements necessary for approval. The vote requirements are described in the proxy statement dated January 27, 2006 that was previously sent to you. Because of those vote requirements, a failure to vote on the Proposals has the same effect as a vote against the Proposals.

Our records indicate that you have yet to cast your vote. Please take a moment and cast your vote today. By doing so, you will help eliminate the additional expenses associated with further solicitation efforts and/or meeting adjournments, which are being paid by your Fund.

Do you have any questions or need additional information? If so, please call 800-314-9816.

We strongly encourage you to participate by voting your shares. For your convenience you may utilize one of the options below to ensure that your vote is recorded at the reconvened meeting:

1. By Phone:	Dial 800-821-2803. Representatives are available to record your voting instructions between the hours of 9:00 am and 10:00 pm Eastern Time.

2. By Mail:	Complete the enclosed proxy card and return it in the postage paid, business reply envelope provided.

Your Board of Directors has unanimously recommended that you vote in favor of

Proposal 3(B) and Proposal 6.

Institutional Shareholder Services, a leading provider of analyses and recommendations to institutional and corporate clients, has also recommended a vote in favor of the Proposals.

If you have any questions relating to the reconvened meeting or voting your shares, you may call us toll-free at (800) 314-9816 between the hours of 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. As the reconvened meeting date approaches, if you still have not voted your shares, you may receive a call encouraging you to do so in order to be represented at the meeting. Thank you for your prompt attention to this matter.

REG